EXHIBIT 10.2
                                                   ------------


               SECOND AMENDMENT TO LOAN AGREEMENT
               ----------------------------------


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amend-ment"), is made and entered into as of the 6th day of April, 1995, by and among (i) STEEL TECHNOLOGIES INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky (the "Borrower"), (ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) NATIONAL CITY BANK, KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) NBD BANK, a Michigan banking corporation with principal office and place of business in Detroit, Michigan ("NBD"), and (d) THIRD NATIONAL BANK IN NASHVILLE, a national banking association with principal office and place of business in Nashville, Tennessee ("Third National") (PNC, National City, NBD and Third National is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), and (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent").

     P R E L I M I N A R Y  S T A T E M E N T S:
     - - - - - - - - - - -  - - - - - - - - - -

     A. Pursuant to that certain Loan Agreement dated as of October 15, 1994, among the Borrower, the Banks and the Agent (the "Loan Agreement"), as amended pursuant to that certain First Amend-ment to Loan Agreement dated as of January 17, 1995, among the Borrower, the Banks and the Agent (the "First Amendment") (the term "Loan Agreement", as defined herein, shall hereinafter include the First Amendment), the Borrower has obtained from the Banks a re-volving credit facility in the principal amount of Eighty Million Dollars ($80,000,000.00) (the "Revolver"), for the purposes set forth in Section 2.5 of the Loan Agreement.

     B. Pursuant to that certain Note Agreement dated as of March 1, 1995, between the Borrower and the institutional investors (the "Note Purchasers") parties thereto (the "Note Agreement"), the Borrower has issued and severally sold to the Note Purchasers the Borrower's $40,000,000 8.52% Senior Notes due March 1, 2005 (the "Senior Notes").

     C. The proceeds realized by the Borrower from the issuance and sale of the Senior Notes shall be used by the Borrower in part to prepay Revolving Loans outstanding in the amount of Forty Million Dollars ($40,000,000.00) pursuant to Section 2.4A(i) of the Loan Agreement, and shall be used by the Borrower in full to effect a permanent reduction in the Revolving Loan Commitments in the amount of Forty Million Dollars ($40,000,000.00) pursuant to Sec-tion 2.4C of the Loan Agreement.

     D. The Borrower, the Banks and the Agent now desire to execute and deliver this Second Amendment in connection with the foregoing partial prepayment of the Revolving Loans outstanding and the foregoing partial permanent reduction in the Revolving Loan Commitments.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutual-ity, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

     2. Pursuant to Sections 2.4A(i) and 5.13 of the Loan Agree-ment, the Borrower hereby prepays Revolving Loans outstanding in the amount of Forty Million Dollars ($40,000,000.00), which the Banks and the Agent hereby acknowledge. The Banks and the Agent hereby waive any requirement of prior notice of such prepayment of the Revolving Loans outstanding set forth in the Loan Agreement, including the requirement of prior notice set forth in Section 2.4A(i) of the Loan Agreement.

     3. Pursuant to Sections 2.4C and 5.13 of the Loan Agreement, the Borrower hereby effects a permanent reduction in the Revolving Loan Commitments in the amount of Forty Million Dollars ($40,000,000.00), which the Banks and the Agent hereby acknowledge. The Banks and the Agent hereby waive any requirement of prior notice of such permanent reduction in the Revolving Loan Commit-ments set forth in the Loan Agreement, including the requirement of prior notice set forth in Section 2.4C of the Loan Agreement.

     4. The Banks and the Agent hereby acknowledge and agree that all of the obligations of the Borrower set forth in Section 5.13 of the Loan Agreement have been satisfied by virtue of the prepayment of the Revolving Loans outstanding in the amount of Forty Million Dollars ($40,000,000.00) and the permanent reduction in the Revolv-ing Loan Commitments in the amount of Forty Million Dollars ($40,000,000.00), in each case effected by the Borrower contem-poraneously herewith. Without in any way limiting the generality of the foregoing, the Banks and the Agent hereby acknowledge and agree that (a) the issuance and sale of the Senior Notes by the Borrower constitutes both the incurrence of Indebtedness permitted under Section 6.2 of the Loan Agreement and a private placement of the Borrower's long-term debt in an amount equal to or greater than Twenty Million Dollars ($20,000,000.00) within the meaning of Sec-tion 5.13 of the Loan Agreement, (b) the Borrower shall not be
                                                        ---
obligated under Section 9 of the First Amendment to effect a perma-nent reduction in the Revolving Loan Commitments in the amount of Ten Million Dollars ($10,000,000.00) on or before May 31, 1995, and
(c) the increase in each of the Base Rate, the Letter of Credit Fee Percentage and the LIBOR Rate contemplated in Section 5.13 of the Loan Agreement shall not be effective.
                     ---

     5. The amount of each Bank's Revolving Loan Commitment effective the date hereof is as follows:


                                              Revolving
    Name of Bank                           Loan Commitment
    ------------                           ---------------

PNC Bank, Kentucky, Inc.                     $15,000,000

National City Bank, Kentucky                 $ 5,000,000

NBD Bank                                     $10,000,000

Third National Bank in Nashville             $10,000,000

     6. The term "Revolver", as defined in Section 1.78 of the Loan Agreement, is hereby re-defined to mean the revolving credit facility established by the Banks in favor of the Borrower in the principal amount of Forty Million Dollars ($40,000,000.00) pursuant to the Loan Agreement, pursuant to which the Borrower may obtain Revolving Loans and Letters of Credit during the term of the Re-volver upon the terms and conditions set forth in the Loan Agree-ment. All references to the "aggregate principal balance of the Revolving Loans outstanding" or similar phrases in the Loan Agree-ment shall mean, as at the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Loans made by the Banks pursuant to the Loan Agreement, and (ii) the then existing Letter of Credit Usage.

     7. The term "Revolving Notes", as defined in Section 1.82 of the Loan Agreement, is hereby redefined to mean, collectively, (a) that certain Amended and Restated Revolving Promissory Note dated April 6, 1995, made by the Borrower, payable to the order of PNC, and in the face principal amount of Fifteen Million Dollars ($15,000,000.00), together with all future amendments, modifica-tions, extensions, renewals, restatements and replacements thereof,
(b) that certain Amended and Restated Revolving Promissory Note dated April 6, 1995, made by the Borrower, payable to the order of National City, and in the face principal amount of Five Million Dollars ($5,000,000.00), together with all future amendments, modifications, extensions, renewals, restatements and replacements thereof, (c) that certain Amended and Restated Revolving Promissory Note dated April 6, 1995, made by the Borrower, payable to the order of NBD, and in the face principal amount of Ten Million Dollars ($10,000,000.00), together with all future amendments, modifications, extensions, renewals, restatements and replacements thereof, (d) that certain Amended and Restated Revolving Promissory Note dated April 6, 1995, made by the Borrower, payable to the order of Third National, and in the face principal amount of Ten Million Dollars ($10,000,000.00), together with all future amend-ments, modifications, extensions, renewals, restatements and replacements thereof, and (e) all future Revolving Promissory Notes, if any, hereafter issued by the Borrower pursuant to the Loan Agreement.

     8. The term "Wabash Guaranty Agreement", as defined in Sec-tion 1.91 of the Loan Agreement, is hereby redefined to mean that certain Guaranty Agreement dated as of March 1, 1995, executed and delivered by Wabash Steel Corporation, in favor of the Agent for the benefit of the Banks.

     9. The Banks hereby acknowledge that, in conjunction with the Borrower's issuance and sale of the Senior Notes, each of Wabash Steel Corporation and the Mexican Subsidiary shall execute and deliver a Guaranty Agreement in favor of the Note Purchasers (the "Note Purchasers Guaranty Agreements"). The Banks hereby consent to the execution and delivery of the Note Purchasers Guaranty Agreements by Wabash Steel Corporation and the Mexican Subsidiary, respectively, and the Banks hereby agree that the execution and delivery of the Note Purchasers Guaranty Agreements by Wabash Steel Corporation and the Mexican Subsidiary, respec-tively, shall not cause a default under or a breach of any of the provisions of the Loan Agreement or any other Loan Instrument, subject to the conditions in each case that (a) the Note Purchasers Guaranty Agreements shall be identical in all material respects to the Wabash Guaranty Agreement and the Mexican Subsidiary Guaranty Agreement, respectively, and (b) the Borrower shall not cause or permit either Wabash Steel Corporation or the Mexican Subsidiary to amend or modify the Note Purchasers Guaranty Agreement to which it is a party in any respect without the prior consent of the Banks. The Banks further hereby acknowledge and agree that the execution and delivery of the Wabash Guaranty Agreement, the Mexican Subsid-iary Guaranty Agreement and the Note Purchasers Guaranty Agreements shall not constitute or be deemed to constitute the issuance of any guaranties by the Borrower or the incurrence of any Contingent Obligations by the Borrower within the parameters of Section 6.5(viii) of the Loan Agreement.

     10. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     11. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.

     12. This Second Amendment shall be effective as of the later of (a) April 6, 1995, or (b) the date of delivery of the following documents to the Banks and/or the Agent:

          (i) This Second Amendment, duly executed by the Bor-rower;

         (ii) An Amended and Restated Revolving Promissory Note in the face principal amount of Fifteen Million Dollars
($15,000,000.00) made payable to the order of PNC, duly executed by the Borrower, in the form of Exhibit A attached hereto and made a part hereof;

        (iii) An Amended and Restated Revolving Promissory Note in the face principal amount of Five Million Dollars ($5,000,000.00) made payable to the order of National City, duly executed by the Borrower, in the form of Exhibit B attached hereto and made a part hereof;

         (iv) An Amended and Restated Revolving Promissory Note in the face principal amount of Ten Million Dollars ($10,000,000.00) made payable to the order of NBD, duly executed by the Borrower, in the form of Exhibit C attached hereto and made a part hereof;

          (v) An Amended and Restated Revolving Promissory Note in the face principal amount of Ten Million Dollars ($10,000,000.00) made payable to the order of Third National, duly executed by the Borrower, in the form of Exhibit D attached hereto and made a part hereof;

         (vi)  Certified Resolutions of the Board of Directors of
Wabash Steel Corporation, authorizing the Borrower's execution and delivery of the Wabash Guaranty Agreement; and

        (vii) A supplemental written opinion of counsel on behalf of the Borrower and Wabash Steel Corporation, substantially in the form of Exhibit E attached hereto and made a part hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan Agreement to be duly executed as of the day and year first above written.


                            STEEL TECHNOLOGIES INC.



                            By:  Kenneth R. Bates
                               --------------------------------

                            Its:  Chief Financial Officer
                                -------------------------------

                                      (the "Borrower")


                            PNC BANK, KENTUCKY, INC.



                            By:  H. Joseph Brenner
                               --------------------------------

                            Title:  Vice President
                                  -----------------------------

                            Address: PNC Bank, Kentucky, Inc.
                                     Citizens Plaza
                                     500 West Jefferson Street
                                     Louisville, KY  40202
                                     Attn: H. Joseph Brenner
                                           Vice President
                            Telephone: (502) 581-3991
                            Telecopy:  (502) 581-3355

                                          ("PNC")


                            NATIONAL CITY BANK, KENTUCKY



                            By:  Noel Rush
                               --------------------------------

                            Title:  Vice President
                                  -----------------------------

                            Address: 101 South Fifth Street
                                     Louisville, KY  40202
                                     Attn: Deroy Scott
                                           Vice President
                            Telephone: (502) 581-7821
                            Telecopy:  (502) 581-4424

                                     ("National City")


                            NBD BANK



                            By:  Randall K. Stephens
                               --------------------------------

                            Title:  Vice President
                                  -----------------------------

                            Address: 611 Woodward Avenue
                                     Detroit, MI  48226
                                     Attn:  Randall K. Stephens
                            Telephone: (313) 225-1314
                            Telecopy:  (313) 225-3269

                                          ("NBD")



                            THIRD NATIONAL BANK IN NASHVILLE



                            By:  Allen K. Oakley
                               --------------------------------

                            Title:  Corporate Vice President
                                  -----------------------------

                            Address: 201 Fourth Avenue North
                                     Nashville, TN  37219
                                     Attn:  Allen K. Oakley
                            Telephone: (615) 748-5934
                            Telecopy:  (615) 259-4119

                                    ("Third National")

                                (collectively, the "Banks")


                            PNC BANK, KENTUCKY, INC., in its
                            capacity as Agent



                            By:  H. Joseph Brenner
                               --------------------------------

                            Title:  Vice President
                                  -----------------------------

                                       (the "Agent")



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